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                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant to Section 240.14a-12

                          BB&T VARIABLE INSURANCE FUNDS
          ------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


         -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)      Title of each class of securities to which transaction applies:

    (2)      Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)      Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:
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                            BB&T LARGE CAP GROWTH VIF
                            -------------------------

                                                              January 25, 2007

                      YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder/Contract Holder:

Recently we distributed Prospectus/Proxy Materials (the "Proxy Statement") regarding the Special Meeting of Shareholders of the BB&T Large Cap Growth VIF (the "Fund") to contract holders and their insurance companies. This meeting, which was originally scheduled for January 24, 2007, has been adjourned with respect to the BB&T Large Cap Growth VIF proposals to February 7, 2007 at 4:00 p.m. Eastern time at the offices of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

For the reasons set forth in the Prospectus/Proxy Materials (the "Proxy Statement") previously delivered to you, THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW THE FUND TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION. Please take a moment now to vote your shares. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions. If your insurance company does not receive your voting instructions, it will vote your shares in the same proportion as it votes those shares for which it has received voting instructions. For your convenience, we are enclosing another voting instruction form along with another envelope.

Choose ONE of the following methods to vote your shares:

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1.    VOTE BY TOUCH-TONE: READ THE PROXY STATEMENT. Have the voting instruction form at hand, dial 1-800-690-6903 and follow the instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE.


2. VOTE VIA INTERNET: READ THE PROXY STATEMENT. Have the voting instruction form at hand, go to www.proxyvote.com and follow the instructions provided on the website.

3. VOTE BY MAIL: READ THE PROXY STATEMENT. Check the appropriate boxes on the voting instruction form, Sign and Date the voting instruction form and mail back using the enclosed envelope. However, please try to utilize one of the two options above to register your vote, so it may be received in time for the meeting.

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             YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!